Stifel 2022 Cross Sector Insight Conference Boston, MA ● June 9, 2022 Aaron Ravenscroft President & CEO Brian Regan EVP & CFO

Forward-Looking Statements Safe Harbor Statement Any statements contained in this presentation that are not historical facts are “forward-looking statements.” These statements are based on the current expectations of the management of the Company, only speak as of the date on which they are made and are subject to uncertainty and changes in circumstances. The Company undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations and beliefs relating to matters that are not historical in nature. The words “could,” “should,” “feel,” “anticipate,” “aim,” “preliminary,” “expect,” “believe,” “estimate,” “intend,” “intent,” “plan,” “will,” “foresee,” “project,” “forecast,” or the negative thereof or variations thereon, and similar expressions identify forward-looking statements. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future.   There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. For a list of factors that could cause actual results to differ materially from those discussed or implied, please see the Company’s periodic filings with the SEC, particularly those disclosed in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Any “forward-looking statements” in this presentation are intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995.   Non-GAAP Measures Adjusted net income (loss), adjusted diluted net income (loss) per share, adjusted EBITDA, adjusted operating income (loss) and free cash flows are financial measures that are not in accordance with GAAP. For a reconciliation to the comparable GAAP numbers please see schedule of “Non-GAAP Financial Measures.” Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance and is more useful in assessing management performance. 2

The Manitowoc Company, Inc. 3 Manitowoc Changes the Way our Communities Look

4 Company Overview 2021 Revenue: $1.7B 2021 Adjusted EBITDA: $116M (6.7% of sales)2 2021 Net Working Capital: $400M (23% of TTM sales) 2021 Net Leverage Ratio: 2.9x Global footprint Strong brand-loyalty Large installed-base, and growing aftermarket Source: Company filings As of December 31, 2021 See appendix for reconciliation of GAAP to non-GAAP measures Market Leading Provider of Lifting Solutions

Grow Tower Crane Rental & Aftermarket business in Europe Accelerate New Product Development in All-Terrain Cranes Build out China and Belt & Road Tower Crane Business Expand Aftermarket activities in North America Aftermarket Growth Strategy THE MANITOWOC WAY Macro-Trends Infrastructure Renewal Electrification Rising Commodity Prices Fleet Renewal Manitowoc’s Vision for the Future 5 Preparing for an Eventual Crane Renaissance

Our strategy to increase our non-new machine sales by 50% over the next five years, starting from baseline sales of $449 million in 2021. 6 CRANES+50: Re-Shaping the Company growing Our Recurring Revenue

Grow EU Tower Crane Rental Fleet 7 Building our tower crane rental fleet to grow our overall market presence Increasing market share through RPO’s Supporting key accounts with strategic rental fleet Expanding parts and service business Driving used crane sales Helping Our Customers Manage Their fleets

Accelerate NPD in All-Terrains 8 Increasing our product portfolio with a wider range of models Filling gaps in our All-Terrain product range to grow our global market share Expanding key technology architectures, such as max-base and Grove Connect Growing installed base to leverage aftermarket Investing in Future Growth

Build Out Belt & Road Tower Crane Business 9 Transitioned our China factory into a regional business Engineering and designing locally for local market Growing market share in the Belt & Road markets Growing Our Presence in Developing Economies

North America Aftermarket Aspen Equipment, LLC MGX Equipment Services, LLC Branch/Service Location Remanufacturing Location New Aspen Equipment Territory Technician Talent Pool Parts Sales Fleet Support Services Reman/Refurb 10 Grow Less Cyclical, Higher-Margin Revenue Streams

I do what is RIGHT. We work as a TEAM. We deliver RESULTS. I am a ROLE MODEL. The Manitowoc Way 11 A Culture Built on Serving Our Customers

Crane Operating Data Service acceleration Lower cost of ownership Higher utilization Improved ROI Crane Control System Shared knowledge Accelerated communication Improved quality Reduced warranty cost Dealer Portal On-Board Telematics Control Unit Cloud Storage Wi-Fi Enabled Cellular Network GPS Tracking Custom Application Diagnostic Capability Desktop Operability Mobile Operability Architecture Features The Manitowoc Way: Innovation Cloud Data Storage 12 Connectivity

The Manitowoc Way: ESG 13 A MSCI ESG RATING ESG is incorporated into our Short-Term Incentive plan Safety – 36-month rolling RIR has improved from 1.87 in June 2019 to 1.55 in June 2022 Environmental – implemented Accuvio environmental accounting software to track our progress Diversity – executing female engagement program and implementing ESL at Shady Grove Building the Company for Future Generations Last update: 10/25/21 MSCI ESG Rating history shows five most recent rating actions.

<3x Target Net Leverage 2.4x Pro Forma Net Leverage1 1 Based on TTM 3/31/2022 Adjusted EBITDA + $15M annualized adjusted EBITDA from acquisitions of Aspen Equipment and the H&E crane business. 2 As of 3/31/2022. 3 As of 3/31/2022, $30M share repurchase program approved in 2019 to offset impact of share creep. Average repurchase price since inception of $12.64 per share. Rental Fleet Growth ~$15M invested in 2021 ~$25M expected in 2022 Acquisitions ~$180M invested in 2021 Dividend Program None currently approved Share Repurchase3 $10.6M remaining authorization Capital Allocation 14 $267M Total Liquidity2 Using Improved Balance Sheet to Drive Growth

Financial Metric Aspirational Target Revenue $2.5B Adj. EBITDA >$275M Key Assumptions for Aspirational Targets: ~$250M revenue from Breakthrough Initiatives (incl. acquisitions) ~$250M revenue from market growth Normalized market growth through the cycle Normalized pricing conditions Continuing margin expansion from The Manitowoc Way Long-Term Goals 15 Strategies Accelerate Growth and Reduce Cyclicality While Improving Margin

Macro-Trends: An Eventual Crane Renaissance 16 Total Revenue ($M) 2010 - 2013 Avg Revenue: ~$2,200 2017 - 2019 Avg Revenue: ~$1,700 2004 - 2008 Avg Revenue: ~$2,400 2020 – 2022F Avg Revenue: ~$1,750 Manitowoc is Long-Term Focused

Appendix

Appendix – Adjusted EBITDA Reconciliation 18

Appendix – Adjusted EBITDA Reconciliation 19